Exhibit 99.1

FINANCIAL ENGINES, INC.

FOR IMMEDIATE RELEASE

Contacts:	Amy Conley	Don Duffy
	(617) 556-2305	(408) 498-6040
	aconley@financialengines.com	ir@financialengines.com

Financial Engines Announces Closing of Secondary Offering of Common Stock

SUNNYVALE, Calif. – March 10, 2017 – Financial Engines (NASDAQ: FNGN) today announced the closing of a secondary offering of 4,109,128 shares of Financial Engines’ common stock at a price to the public of $44.35 per share (the “Offering”). All of the shares are being sold by entities affiliated with Warburg Pincus LLC (the “Selling Stockholders”). Financial Engines will not receive any of the proceeds from the sale of the common shares.

Morgan Stanley & Co. LLC acted as the underwriter of the Offering.

The Offering is being made pursuant to an effective shelf registration statement, including a prospectus, filed by Financial Engines with the Securities and Exchange Commission (the “SEC”) on February 3, 2016. Before you invest, you should read the prospectus in that registration statement and other documents Financial Engines has filed with the SEC for more complete information about Financial Engines and the Offering. You may obtain these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus and a prospectus supplement, when available, may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Financial Engines

Financial Engines helps people make the most of their money by providing full-service financial planning, including professional investment management and advice. Headquartered in Sunnyvale, CA, Financial Engines was co-founded in 1996 by Nobel Prize-winning economist William F. Sharpe. We serve as a holistic financial advisor for our workplace customers, and offer help to more than nine million people across over 700 companies (including 146 of the Fortune 500). Our unique approach, combined with powerful online services, dedicated advisors and personal attention, promotes greater financial wellness and helps more Americans to meet their financial goals.

©[2016-2017] Financial Engines, Inc. All rights reserved. Financial Engines® is a registered trademark of Financial Engines, Inc. All advisory services provided by our investment advisory subsidiaries, including Financial Engines Advisors L.L.C., Financial Engines Advisor Center, LLC, and registered investment advisors known as The Mutual Fund Store. Financial Engines does not guarantee results and past performance is no guarantee of future results.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release are forward-looking statements. These forward-looking statements are subject to several risks and uncertainties and are made in light of information currently available to Financial Engines. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “estimate,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Financial Engines and which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. More information regarding these and other risks, uncertainties and factors is contained in the Company’s Form 10-K for the year ended December 31, 2016, and in other filings made by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this press release. All information in this press release is as of the date of this press release and unless required by law, Financial Engines undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this press release or to report the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement.

References in this press release to “Financial Engines,” “our company,” “the Company,” “we,” “us” and “our” refer to Financial Engines, Inc. and its consolidated subsidiaries during the periods presented unless the context requires otherwise.